Financial risk management and financial instruments	12 Months Ended
Jun. 30, 2024
Financial risk management and financial instruments
Financial risk management and financial instruments
36	Financial risk management and financial instruments

36.1Financial instruments classification and fair value measurement

The following table shows the classification, carrying amounts and fair values of financial assets and financial liabilities, including their levels in the fair value hierarchy. When measuring the fair value of an asset or a liability, the Group uses observable market data as far as possible. Fair values are categorised into different levels in a fair value hierarchy based on the inputs used in the valuation techniques as follows:

Level 1Quoted prices in active markets for identical assets or liabilities.

Level 2Inputs other than quoted prices that are observable for the asset or liability (directly or indirectly).

Level 3Inputs for the asset or liability that are unobservable.

		Carrying		Carrying
		value	Fair value	value	Fair value	Fair value
		2024	2024	2023	2023	hierarchy
Financial instrument	Note	Rm	Rm	Rm	Rm	of inputs
Financial assets
At amortised cost
Long-term restricted cash[6]		1 709	1 709	1 447	1 447	Level 1[1]
Long-term receivables	17	3 051	2 906	2 803	2 803	Level 3[2]
Trade and other receivables	22	31 272	31 272	30 915	30 915	Level 3[3]
Cash and cash equivalents	25	45 383	45 383	53 926	53 926	Level 1[1]
At fair value through profit or loss
Long-term and short-term financial assets		3 978	3 978	2 225	2 225
Commodity and currency derivative assets		1 297	1 297	472	472	Level 2
Oxygen supply contract embedded derivative assets		508	508	516	516	Level 3
Other short-term investments		2 173	2 173	1 237	1 237	Level 1[1]
Other long-term investments[6]		814	814	—	—	Level 1[4]
Designated at fair value through other comprehensive income
Investments in listed securities[6]		—	—	701	701	Level 1[4]
Investments in unlisted securities[6]		9	9	12	12	Level 3[5]
Financial liabilities
At amortised cost
Total long-term debt	13	117 031	113 315	124 068	116 533
Listed long-term debt (USD bonds)[7]		59 687	55 778	90 248	82 768	Level 1[4]
Listed long-term debt (ZAR bonds)[7]		4 530	4 453	2 106	2 079	Level 2[4]
Listed convertible bonds[7]		12 099	12 276	12 238	12 072	Level 3[8]
Unlisted long-term debt[7]		40 715	40 808	19 476	19 614	Level 3[2]
Lease liabilities[9]	14	17 437		16 297
Short-term debt and bank overdraft		687	687	238	238	Level 3[3]
Trade and other payables	23	32 551	32 551	35 118	35 118	Level 3[3]
At fair value through profit or loss
Long-term and short-term financial liabilities		619	619	3 397	3 397
Commodity and currency derivative liabilities		18	18	1 102	1 102	Level 2
Convertible bond embedded derivative liability		59	59	1 302	1 302	Level 3
Oxygen supply contract embedded derivative liabilities		542	542	993	993	Level 3
1	The carrying value of cash and other short-term investments is considered to reflect its fair value.

36	Financial risk management and financial instruments continued

36.1Financial instruments classification and fair value measurement continued

2	Determined with a discounted cash flow model using market related interest rates.
3	The fair value of these instruments approximates their carrying value, due to their short-term nature.
4	Based on quoted market price for the same instrument. The ZAR bonds have been classified as a level 2 fair value measurement due to the relatively low level of liquidity in the local debt market.
5	Determined using discounted cash flows modelling forecasted earnings, capital expenditure and debt cash flows of the underlying business, based on the forecasted assumptions of inflation, exchange rates, commodity prices and an appropriate WACC for the region.
6	Presented as part of Other long-term investments in the Statement of financial position.
7	Carrying value includes interest and unamortised loan costs.
8	The fair value of the amortised cost component of the US$ Convertible Bond is based on the quoted price of the instrument after separating the fair value of the derivative component.
9	Recognised under IFRS 16.

There were no transfers between levels for recurring fair value measurements during the period. There was no change in valuation techniques compared to the previous financial period. For all other financial instruments, fair value approximates carrying value.

Commodity and currency derivative assets and liabilities

Valued using forward rate interpolator model, appropriate currency specific discount curve, discounted expected cash flows and numerical approximation as appropriate. Significant inputs include forward exchange contracted rates, market foreign exchange rates, forward contract rates and market commodity prices such as crude oil prices, coal prices and ethane prices.

Oxygen supply contract embedded derivative assets and liabilities

Relates to the US labour and inflation index and ZAR/EUR exchange rate embedded derivatives contained in the SO long-term gas supply agreements. The following table reconciles the opening and closing balance of the net embedded derivative asset/(liability):

	2024	2023
for the year ended 30 June	Rm	Rm
Balance at the beginning of the year	(477)	339
Amounts settled during the year	1	(22)
Unrealised fair value loss recognised in other operating expenses and income	442	(794)
Balance at the end of the year	(34)	(477)

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36.1Financial instruments classification and fair value measurement continued

The fair value of the embedded derivative financial instrument contained in a long-term oxygen supply contract to our SO is impacted by a number of observable and unobservable variables at valuation date. The embedded derivative was valued using a forward rate interpolator model, discounted expected cash flows and numerical approximation, as appropriate.

The table below provides a summary of the significant unobservable inputs applied in the valuation together with the expected impact on profit or loss as a result of reasonably possible changes thereto at reporting date, holding other inputs constant:

			Increase/(decrease) in profit or
			loss and equity
	Inputs	Change	2024	2023
Input	applied	in input	Rm	Rm
Rand/US$ Spot price	R18,19/US$	+R1/US$	(478)	(478)
	(2023: R18,76/US$)	-R1/US$	478	478
US$ Swap curve	3,63% - 5,06%	+10bps	81	87
	(2023: 3,30% – 5,60%)	-10bps	(82)	(89)
Rand Swap curve	7,76% - 10,35%	+100bps	(688)	(734)
	(2023: 8,36% – 10,41%)	-100bps	784	848

Convertible bond embedded derivative liability

Relates to the embedded derivative contained in the US$750 million convertible bond issued on 8 November 2022. The following table reconciles the opening and closing balance of the embedded derivative liability:

	2024	2023
for the year ended 30 June	Rm	Rm
Balance at the beginning of the year	1 302	—
Recognition of embedded derivative upon issue of bond	—	2 089
Unrealised fair value loss recognised in other operating expenses and income	(1 233)	(867)
Translation of foreign operations	(10)	80
Balance at the end of the year	59	1 302

The embedded derivative was valued using quoted bond market prices and binomial tree approach. Significant inputs include conversion price (US$18,79;30 June 2023: 19,86), spot share price (R138,10; 30 June 2023: R233,26), converted to USD at the prevailing USD/ZAR FX spot rate (R18,19/US$; 30 June 2023: R18,83/US$), observable bond market price (90,42% of par; 30 June 2023: 94,7% of par). Although many inputs into the valuation are observable, the valuation method separates the fair value of the derivative from the quoted fair value of the US$ Convertible Bond by adjusting certain observable inputs. These adjustments require the application of judgement and certain estimates. Changes in the relevant inputs impact the fair value gains and losses recognised. The table below provides a summary of these inputs together with the expected impact on profit or loss as a result of reasonably possible changes thereto at reporting date:

			Increase/(decrease) in profit or
			loss and equity
	Inputs	Change	2024	2023
Input	applied	in input	Rm	Rm
Credit spread	372bps	+100bps	(364)	(433)
	(2023: 460bps)	-100bps*	59	455
Calibrated volatility	21,39%	+5%	(81)	(377)
	(2023: 27,84%)	-5%	45	364
*

A 100bps decrease in the applied credit spread will result in the bond floor exceeding the market price of the instrument and as such the impact has been limited to the value of the embedded derivative at 30 June 2024.

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36.1Financial instruments classification and fair value measurement continued

For purposes of the sensitivity analysis, the market value of the overall instrument was kept stable and so the actively changed variable (e.g., volatility) results in an offsetting change to the other (e.g., credit spread).

36.2	Financial risk management

The group is exposed in varying degrees to a number of financial instrument related risks. The Group Executive Committee (GEC) has the overall responsibility for the establishment and oversight of the Group’s risk management framework. The GEC established the Safety Committee, which is responsible for providing the Board with the assurance that significant business risks are systematically identified, assessed and reduced to acceptable levels. A comprehensive risk management process has been developed to continuously monitor and assess these risks. Based on the risk management process Sasol refined its hedging policy and the Sasol Limited Board appointed a subcommittee, the Audit Committee, that meets regularly to review and, if appropriate, approve the implementation of hedging strategies for the effective management of financial market related risks.

The Group has a central treasury function that manages the financial risks relating to the Group’s operations.

Capital allocation

The Group’s objectives when managing capital (which includes share capital, borrowings, working capital and cash and cash equivalents) is to maintain a flexible capital structure that reduces the cost of capital to an acceptable level of risk and to safeguard the Group’s ability to continue as a going concern while taking advantage of strategic opportunities in order to grow shareholder value sustainably.

The Group manages the capital structure and makes adjustments to it in light of changes in economic conditions and the risk characteristics of the underlying assets. In order to maintain the capital structure, the Group may adjust the amount of dividends paid to shareholders, return capital to shareholders, repurchase shares currently issued, issue new shares, issue new debt, issue new debt to replace existing debt with different characteristics and/or sell assets to reduce debt.

The Group monitors capital utilising a number of measures, including the gearing ratio (net debt to shareholders’ equity). Gearing takes into account the Group’s substantial capital investment and susceptibility to external market factors such as crude oil prices, exchange rates and commodity chemical prices. The Group’s gearing level for 2024 increased to 63,6% (2023 – 44,7%; 2022 – 41,7%) largely due to the significant impairment charge in the current period.

Financing risk

Financing risk refers to the risk that financing of the Group’s net debt requirements and refinancing of existing borrowings could become more difficult or more costly in the future. This risk can be decreased by managing the Group within the targeted gearing ratio, maintaining an appropriate spread of maturity dates, and managing short-term borrowings within acceptable levels.

The Group’s target for long-term borrowings include an average time to maturity of at least two years, and an even spread of maturities.

Credit rating

	Credit rating
Agency	2024	2023
S&P	BB+ (stable)	BB+ (stable)
Moody’s	Ba1 (stable)	Ba2 (positive)

On 28 November 2023, Moody’s upgraded Sasol’s rating to Ba1 from Ba2 and changed the outlook to stable from positive. Moody’s cited that the change in ratings reflects the company’s sustained improvement in credit metrics and reduction in debt levels as a result of sustained higher oil prices, asset disposal proceeds and a resilient business performance.

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36.2	Financial risk management continued

Risk profile

Risk management and measurement relating to each of these risks is discussed under the headings below (sub-categorised into credit risk, liquidity risk, and market risk) which entails an analysis of the types of risk exposure, the way in which such exposure is managed and quantification of the level of exposure in the statement of financial position.

Credit risk

Credit risk refers to the potential for financial loss when a counterparty fails to fulfill their contractual financial obligations. This risk is considered low when, based on current and projected information, the financial instrument has a low risk of default or there is a high likelihood that the counterparty will consistently meet their debt payments as per agreed terms.

How we manage the risk

The credit risk is managed/mitigated through:

●	thorough assessment of the counterparties creditworthiness by analysing their financial statements to determine their financial health and ability to service their debt obligation; and
●	periodic review of the credit limits to assess risk exposure and ensuring that the facility is sufficiently secured.

The Group manages risk by securing the debtor’s book through an insurance policy or obtaining security in the form of bank guarantees or insurance guarantees. In the instance of doing business with major corporate or listed entities the unsecured credit facility is supported through a motivational business paper submitted to the signatories as per the delegation of authority (DoA). The counterparties credit limits are reviewed and approved as per the DoA.

The Group monitors the age analysis monthly in order to identify any specific provision to be raised for those particular counterparties with adverse information or defaulting in payment of their debt.

Expected Credit Loss (ECL) is calculated by considering the probability of default, loss given default, contractual terms of payment and account receivable balance (exclusive of specifically provided debtors) as at a particular time of calculation.

●	The probability of default (PD) rate is based on external and internal information. The PD rate is the average of Moody’s, Fitch and S&P Corporate and/or Sovereign rates, depending on whether the customer is corporate, or government related. For customers or debtors that are not rated by a formal rating agency, the group allocates internal credit ratings and default rates taking into account forward looking information, based on the debtor’s profile, security/surety obtained and financial status.
●	Loss given default (LGD) is based on the Basel model. World-wide, and especially in South Africa, economies have faced a series of global and local disruptions, including price volatility, elevated energy costs, high inflation, higher cost of debt, etc. As a result, the group applies the Board of Governors of the Federal Reserve System’s formula to derive a downturn LGD to be used for 2024 and 2023, namely 50% for unsecured financial assets and 40% for secured financial assets.

Trade receivables expected credit loss is calculated over lifetime. Long-term and other receivables that are rated as investment grade are considered to have low credit risk, and the Group considers credit risk to have increased significantly when the customer’s credit rating has been downgraded to a lower grade (e.g. from Investment grade to Speculative grade). The Group considers customers to be in default when the receivable is past its due standard and agreed credit terms. The contractual payment terms for receivables vary according to the credit policy.

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36.2	Financial risk management continued

No single customer represents more than 10% of the Group’s total turnover or more than 10% of total trade receivables for the years ended 30 June 2024, 2023 and 2022. The majority of the Group's turnover is generated from sales within South Africa, Europe, and the United States - refer to the Segment information. The geographical concentration of credit risk is largely aligned with the regions in which the turnover was earned.

Detail of allowances for credit losses:

					12-month
	Lifetime ECL				ECL
					No
	Significant				significant
	increase in	Simplified			increase in
	credit risk	approach			credit risk	Total
	since initial	for trade	Credit-	Total lifetime	since initial	expected
	recognition	receivables	impaired	ECL	recognition	credit loss
	Rm	Rm	Rm	Rm	Rm	Rm
2024
Long-term receivables	—	—	132	132	24	156
Trade receivables	—	184	116	300	—	300
Other receivables	128	—	438	566	4	570
	128	184	686	998	28	1 026

					12-month
	Lifetime ECL				ECL
					No
	Significant				significant
	increase in	Simplified			increase in
	credit risk	approach			credit risk	Total
	since initial	for trade	Credit-	Total lifetime	since initial	expected
	recognition	receivables	impaired	ECL	recognition	credit loss
	Rm	Rm	Rm	Rm	Rm	Rm
2023
Long-term receivables	—	—	49	49	62	111
Trade receivables	—	34	227	261	—	261
Other receivables	102	—	385	487	4	491
	102	34	661	797	66	863

The ECL relating to long-term receivables increased despite a decrease in carrying amount due to deteriorating credit ratings as well as a specific allowances against a large defaulting customer.

Overview of the credit risk profile of financial assets measured at amortised cost is as follows:

	2024			2023
	Low risk	Medium risk	High risk	Low risk	Medium risk	High risk
			CCC+ and			CCC+ and
	AAA to A-	BBB+ to B-	below	AAA to A-	BBB+ to B-	below
	%	%	%	%	%	%
Long-term receivables	19	77	4	29	59	12
Trade receivables	81	15	4	77	18	5
Other receivables	50	34	15	82	15	3
Cash and cash equivalents*	17	81	2	20	78	2
*	Includes long-term restricted cash.
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36.2	Financial risk management continued

Liquidity risk

Liquidity risk is the risk that an entity in the Group will be unable to meet its obligations as they become due.

The global economic landscape remains volatile, including fluctuating oil and petrochemical prices, an unstable product demand environment and inflationary pressure. In South Africa, the underperformance of state-owned enterprises and socio-economic challenges continues to impact volumes, margins and resultant profitability.

How we manage the risk

The Group manages liquidity risk by effectively managing its working capital, capital expenditure and cash flows, making use of a central treasury function to manage pooled business unit cash investments and borrowing requirements. Currently the Group is maintaining a positive liquidity position, conserving the Group’s cash resources through continued focus on working capital improvement, cost savings and capital reprioritisation.

The Group’s is largely financed through USD - denominated debt. The Group meets its financing requirements through a mixture of cash generated from its operations and, short and long-term borrowings and strives to maintain adequate banking facilities and reserve borrowing capacities. Adequate banking facilities and reserve borrowing capacities are maintained. In the prior year, the Group has refinanced its existing banking facilities, due to mature in calendar year 2024, into a new banking facility totaling nearly US$3 billion comprising of a revolving credit facility and term loan facility, both with a five-year maturity and with two extension options of one year each. The Group is in compliance with all of the financial covenants per its loan agreements, none of which are expected to present a material restriction on funding or its investment policy in the near future. A net debt to EBITDA covenant level of 3 times is applicable to the term loan and revolving credit facility. The Group was within this threshold at 30 June 2024.

Protection of downside risk for the balance sheet was a key priority for the Group during volatile times, resulting in the execution of our hedging programme to address oil price, ethane price and currency exposure.

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36.2	Financial risk management continued

Our exposure to and assessment of the risk

The maturity profile of the undiscounted contractual cash flows of financial instruments at 30 June were as follows:

		Carrying	Contractual	Within one	One to	Three to	More than
		amount	cash flows*	year	three years	five years	five years
	Note	Rm	Rm	Rm	Rm	Rm	Rm
2024
Financial assets
Non-derivative instruments
Long-term receivables	17	3 051	3 283	90	1 630	588	975
Trade and other receivables	22	31 272	31 272	31 272	—	—	—
Cash and cash equivalents	25	45 383	45 383	45 383	—	—	—
Investments through other comprehensive income		9	9	9	—	—	—
Long-term and short-term investments through profit or loss		2 987	2 987	2 987	—	—	—
Long-term restricted cash		1 709	1 709	—	—	—	1 709
		84 411	84 643	79 741	1 630	588	2 684
Derivative instruments
Forward exchange contracts		711	22 090	22 090	—	—	—
Crude oil put options		279	279	279	—	—	—
Foreign exchange zero cost collars		302	302	302	—	—	—
Other commodity derivatives		5	5	5	—	—	—
Oxygen supply contract embedded derivative		508	822	69	138	138	477
		86 216	108 141	102 486	1 768	726	3 161
Financial liabilities
Non-derivative instruments
Long-term debt**	13	(117 031)	(153 995)	(7 805)	(28 914)	(99 312)	(17 964)
Lease liabilities	14	(17 437)	(37 769)	(3 718)	(5 595)	(4 289)	(24 167)
Short-term debt	15	(566)	(566)	(566)	—	—	—
Trade and other payables	23	(32 551)	(32 551)	(32 551)	—	—	—
Bank overdraft	25	(121)	(121)	(121)	—	—	—
		(167 706)	(225 002)	(44 761)	(34 509)	(103 601)	(42 131)
Derivative instruments
Forward exchange contracts		(11)	(21 390)	(21 390)	—	—	—
Other commodity derivatives		(7)	(7)	(7)	—	—	—
Oxygen supply contract embedded derivative		(542)	(3 654)	(34)	(35)	14	(3 599)
		(168 266)	(250 053)	(66 192)	(34 544)	(103 587)	(45 730)
*	Contractual cash flows include interest payments.

**

The repayment of the notional amount of the convertible bonds is included in the one to three years category, in line with the contractual maturity date, based on obtaining the requisite shareholder approval for the convertible bonds to be settled in Sasol ordinary shares.

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36.2	Financial risk management continued

Current financial assets are sufficient to cover financial liabilities for the next year. The shortfall beyond one year will be funded through cash generated from operations, utilisation of available facilities and the refinancing of existing debt.

		Carrying	Contractual	Within one	One to	Three to	More than
		amount	cash flows*	year	three years	five years	five years
	Note	Rm	Rm	Rm	Rm	Rm	Rm
2023
Financial assets
Non-derivative instruments
Long-term receivables	17	2 803	3 105	—	1 119	273	1 713
Trade and other receivables	22	30 915	30 915	30 915	—	—	—
Cash and cash equivalents	25	53 926	53 926	53 926	—	—	—
Investments through other comprehensive income		713	713	713	—	—	—
Investments through profit or loss		1 237	1 237	1 237	—	—	—
Long-term restricted cash		1 447	1 447	—	—	—	1 447
		91 041	91 343	86 791	1 119	273	3 160
Derivative instruments
Forward exchange contracts		133	17 866	17 866	—	—	—
Crude oil put options		253	253	253	—	—	—
Foreign exchange zero cost collars		76	76	76	—	—	—
Other commodity derivatives		10	10	10	—	—	—
Oxygen supply contract embedded derivative		516	891	69	138	138	546
		92 029	110 439	105 065	1 257	411	3 706
Financial liabilities
Non-derivative instruments
Long-term debt**	13	(124 068)	(152 653)	(44 932)	(11 970)	(41 366)	(54 385)
Lease liabilities	14	(16 297)	(34 111)	(3 261)	(5 364)	(3 559)	(21 927)
Short-term debt	15	(79)	(79)	(79)	—	—	—
Trade and other payables	23	(35 118)	(35 118)	(35 118)	—	—	—
Bank overdraft	25	(159)	(159)	(159)	—	—	—
		(175 721)	(222 120)	(83 549)	(17 334)	(44 925)	(76 312)
Derivative instruments
Forward exchange contracts		(353)	(18 086)	(18 086)	—	—	—
Foreign exchange zero cost collars		(579)	(579)	(579)	—	—	—
Crude oil futures		(12)	(12)	(12)	—	—	—
Ethane swap options		(158)	(158)	(158)	—	—	—
Oxygen supply contract embedded derivative		(993)	(3 606)	(64)	(109)	(101)	(3 332)
		(177 816)	(244 561)	(102 448)	(17 443)	(45 026)	(79 644)
*	Contractual cash flows include interest payments.
**

The Long-term debt maturity analysis was revised to allocate the US$750 million convertible bond contractual cash flows to the earliest maturity period presented to reflect the counterparty call option which is exercisable at any time. Refer to note 1.1. An amount of R9,4 billion is included in the Contractual cash flows and within one year categories above. The prevailing conversion price at 1 July 2023, the date of the presumed conversion, was US$19,8595. Bondholders would realise a loss when exercising their conversion rights at this date given that the average share price traded significantly lower than the conversion price, and conversion at this date is therefore considered unlikely. Previously, the maturity analysis was presented on the basis that the convertible bond is repaid in accordance with its maturity date of November 2027. The amounts previously included in the maturity analysis relating to the convertible bond were as follows: R17,0 billion under Contractual cash flows, R0,6 billion under Within one year, R1,3 billion under One to three years and R15,1 billion under Three to five years.

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36.2	Financial risk management continued

Market risk

Market risk is the risk arising from possible market price movements and their impact on the future cash flows of the business. The Group's financial market risk management objectives, which inform the hedging philosophy of the Group, are:

●	To prudently manage the Group’s financial market risks in order to reduce the financial impact due to adverse movements in market rates/prices (i.e. protect cash flows), contributing to Sasol meeting its strategic financial objectives and remaining within Sasol Ltd Board’s approved risk appetite and risk tolerance levels; and
●	To reduce earnings volatility in order to increase certainty and predictability of future cash flows for planning purposes.

The market price movements that the Group is exposed to include:

Foreign currency risk

Foreign currency risk is a risk that earnings and cash flows will be affected due to changes in exchange rates.

How we manage the risk

The Audit Committee sets broad guidelines in terms of tenor and hedge cover ratios specifically to assess future currency exposure, which have the potential to materially affect our financial position. These guidelines and our hedging policy are reviewed from time to time. This hedging strategy enables us to better predict cash flows and thus manage our liquidity and key financial metrics more effectively. Foreign currency risks are managed through the Group’s hedging policy and financing policies and the selective use of various derivatives.

Our exposure to and assessment of the risk

The Group’s transactions are predominantly entered into in the respective functional currency of the individual operations. The construction of the LCCP has largely been financed through funds obtained in US dollar, with a small portion of funds obtained from Rand sources. A large portion of our turnover and capital investments are significantly impacted by the rand/US$ and rand/EUR exchange rates. Some of our fuel products are governed by the BFP, of which a significant variable is the rand/US$ exchange rate. Our export chemical products are mostly commodity products whose prices are largely based on global commodity and benchmark prices quoted in US dollars and consequently are exposed to exchange rate fluctuations that have an impact on cash flows. These operations are exposed to foreign currency risk in connection with contracted payments in currencies not in their individual functional currency. The most significant exposure for the Group exists in relation to the US dollar and the Euro. The translation of foreign operations to the presentation currency of the Group is not taken into account when considering foreign currency risk.

Zero-cost collars

In line with the risk mitigation strategy, the Group hedges a significant portion of its estimated foreign currency exposure in respect of forecast sales and purchases over the following 12 months. The Group mainly uses zero-cost collars to hedge its currency risk, most with a maturity of less than one year from the reporting date.

Forward exchange contracts

Forward exchange contracts (FECs) are utilised throughout the Group to hedge the risk of currency depreciation on committed and highly probable forecast transactions. Transactions hedged with FECs include capital and goods purchases (imports) and sales (exports).

Refer to the summary of our derivatives below.

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36.2Financial risk management continued

The following significant exchange rates were applied during the year:

	Average rate		Closing rate
	2024	2023	2024	2023
	Rand	Rand	Rand	Rand
Rand/Euro	20,24	18,62	19,49	20,55
Rand/US$	18,71	17,77	18,19	18,83

The table below shows the significant currency exposure where entities within the Group have monetary assets or liabilities that are not in their functional currency, have exposure to the US dollar or the Euro. The amounts have been presented in rand by converting the foreign currency amount at the closing rate at the reporting date.

	2024		2023
	Euro	US dollar	Euro	US dollar
	Rm	Rm	Rm	Rm
Long-term receivables	67	745	—	339
Trade and other receivables	564	2 595	544	3 520
Cash and cash equivalents	3 319	1 241	2 835	1 872
Net exposure on assets	3 950	4 581	3 379	5 731
Trade and other payables	(227)	(2 949)	(302)	(2 129)
Net exposure on liabilities	(227)	(2 949)	(302)	(2 129)
Exposure on external balances	3 723	1 632	3 077	3 602
Net exposure on balances between Group companies[1]	(2 014)	25 769	(2 323)	8 484
Total net exposure	1 709	27 401	754	12 086
1	The US$ exposure relates to cash deposits made by Sasol Financing Limited to Sasol Financing International Limited.

Sensitivity analysis

The following sensitivity analysis is provided to show the foreign currency exposure of the individual entities at the end of the reporting period. This analysis is prepared based on the statement of financial position balances that exist at year-end, for which there is currency risk, before consideration of currency derivatives, which exist at that point in time. The effect on equity is calculated as the effect on profit and loss. The effect of translation of results into presentation currency of the Group is excluded from the information provided.

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36.2	Financial risk management continued

A 10% weakening in the Group’s significant exposure to the foreign currency at 30 June would have increased either the equity or the profit by the amounts below, before the effect of tax. This analysis assumes that all other variables, in particular, interest rates, remain constant, and has been performed on the same basis for 2023.

	2024		2023
	Euro	US dollar	Euro	US dollar
	Rm	Rm	Rm	Rm
Equity	171	2 740	75	1 209
Income statement	171	2 740	75	1 209

A 10% movement in the opposite direction in the Group’s exposure to foreign currency would have an equal and opposite effect to the amounts disclosed above.

Interest rate risk

Interest rate risk is the risk that the value of short-term investments and financial activities will change as a result of fluctuations in the interest rates.

Fluctuations in interest rates impact on the value of short-term investments and financing activities, giving rise to interest rate risk. The Group has significant exposure to interest rate risk due to the volatility in South African, European and US interest rates.

How we manage the risk

Our debt is comprised of different instrument notes, which by their nature either bear interest at a floating or a fixed rate. We monitor the ratio of floating and fixed interest in our loan portfolio and manage this ratio, by electing to incur either bank loans, bearing a floating interest rate, or bonds, which bear a fixed interest rate. We may also use interest rate swaps, where appropriate, to convert some of our debt into either floating or fixed rate debt to manage the composition of our portfolio. There were no open interest rate swaps at 30 June 2024 or 30 June 2023.

In respect of financial assets, the Group’s policy is to invest cash at floating rates of interest and cash reserves are to be maintained in short-term investments (less than one year) in order to maintain liquidity, while achieving a satisfactory return for shareholders.

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Our exposure to and assessment of the risk

At the reporting date, the interest rate profile of the Group’s interest-bearing financial instruments was:

Carrying value
	2024	2023
	Rm	Rm
Variable rate instruments
Financial assets	42 053	50 123
Financial liabilities[1]	(44 471)	(20 911)
	(2 418)	29 212
Fixed rate instruments
Financial assets	7 046	7 005
Financial liabilities[2]	(72 680)	(103 317)
	(65 634)	(96 312)
Interest profile (variable: fixed rate as a percentage of total financial assets)	86:14	88:12
Interest profile (variable: fixed rate as a percentage of total financial liabilities)	38:62	17:83
1	The increase in variable exposure is mainly due to the draw down on the RCF. Refer to note 13.
2	The decrease in fixed exposure is mainly due to the repayment of a US$1,5 billion fixed-rate bond during the period.

Cash flow sensitivity for variable rate instruments

Financial instruments affected by interest rate risk include borrowings, deposits, trade receivables and trade payables. A change of 1% in the prevailing interest rate in a particular currency at the reporting date would have increased/(decreased) earnings by the amounts shown below before the effect of tax. The sensitivity analysis has been prepared on the basis that all other variables, in particular foreign currency rates, remain constant and has been performed on the same basis for 2023. Interest is recognised in the income statement using the effective interest rate method.

	Income statement — 1% increase
			United States
	South Africa	Europe	of America	Other
	Rm	Rm	Rm	Rm
30 June 2024	250	32	(328)	21
30 June 2023	300	28	(63)	26

A 1% decrease in interest rates would have an equal and opposite effect to the amounts disclosed above.

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The Group’s remaining exposure to IBORs relate mainly to loans denominated in JIBAR. Refer to note 1.

Commodity price risk

Commodity price risk is the risk of fluctuations in our earnings as a result of fluctuation in the price of commodities.

How we manage the risk

The Group makes use of derivative instruments, including options and commodity swaps as a means of mitigating price movements and timing risks on crude oil purchases and sales and ethane purchases and export coal sales. The Group entered into hedging contracts which provide downside protection against decreases in commodity prices. Refer to the summary of our derivatives below.

Our exposure to and assessment of the risk

A substantial proportion of our turnover is derived from sales of petroleum and petrochemical products. Market prices for crude oil fluctuate because they are subject to international supply and demand and political factors. Our exposure to the crude oil price centres primarily around the selling price of the fuel marketed by our Energy business which is governed by the Basic Fuel Price (BFP) formula, the crude oil related raw materials used in our Natref refinery and certain of our offshore operations including where chemical prices are linked to the crude oil price. Key factors in the BFP are the Mediterranean and Singapore or Mediterranean and Arab Gulf product prices for petrol and diesel, respectively.

Dated Brent crude oil prices applied during the year:

	Dated Brent Crude
	2024	2023
	US$	US$
High	97,92	124,79
Average	84,74	87,34
Low	73,56	71,70

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Summary of our derivatives

In the normal course of business, the Group enters into various derivative transactions to mitigate our exposure to foreign exchange rates, interest rates and commodity prices. Derivative instruments used by the Group in hedging activities include swaps, options, forwards and other similar types of instruments.

	Financial	Financial	Financial	Financial
	asset	liability	asset	liability	Income statement gain/(loss)
	2024	2024	2023	2023	2024	2023	2022
	Rm	Rm	Rm	Rm	Rm	Rm	Rm
Commodity and currency derivatives
Interest rate swap options	—	—	—	—	—	—	1 029
Crude oil put options	279	—	253	—	(953)	(507)	—
Crude oil zero cost collars	—	—	—	—	—	3 953	(11 349)
Crude oil swap options	—	—	—	—	—	—	(5 140)
Crude oil futures	—	—	—	(12)	(180)	401	(1 049)
Ethane swap options	—	—	—	(158)	(17)	(272)	279
Coal swap options	—	—	—	—	—	1 099	691
Other commodity derivatives	5	(7)	10	—	(62)	180	(593)
Forward exchange contracts	711	(11)	133	(353)	1 091	(1 339)	(677)
Foreign exchange zero cost collars	302	—	76	(579)	810	(301)	(1 580)
Embedded derivatives
Convertible bond embedded derivative	—	(59)	—	(1 302)	1 233	867	—
Oxygen supply contract embedded derivatives*	508	(542)	516	(993)	442	(794)	64
Non-derivative financial instruments
Investments at fair value through profit or loss**	2 173	—	1 237	—	—	—	—
	3 978	(619)	2 225	(3 397)	2 364	3 287	(18 325)
*	Relates to a US dollar derivative that is embedded in long-term oxygen supply contracts to our SO.

**	Fair value gains and losses are presented in other operating income and expenses, separately from derivative gains and losses.

		Contract/Notional amount*					Average price
		Open	Settled	Open	Settled		Open	Open
		2024	2024	2023	2023		2024	2023
		Million	Million	Million	Million
Fair value hedges
Crude oil put options purchased**	barrels	16,8	18,0	16,3	—	US$/bbl	58,7	49,4
Crude oil zero cost collars	barrels	—	—	—	29,0	US$/bbl	—	—
Crude oil futures	US$	—	2	2	21	US$/bbl	—	75,0
Ethane swap options	barrels	—	3,6	3,6	1,3	US$ c/gal	—	30,1
Coal swaps	ton	—	—	—	0,9	US$/ton	—	—
Forward exchange contracts	US$	1 080	—	836	—	R/US$	18,90	18,61
Forward exchange contracts	EUR	43	—	30	—	US$/EUR	1,08	1,10
Foreign exchange zero cost collars	US$	1 530	—	2 760	4 400	R/US$ Floor	17,53	16,72
						R/US$ Cap	22,65	20,70
*	The notional amount is the sum of the absolute value of all contracts for both derivative assets and liabilities.
**	Total premium paid for contracts entered into in the year US$94,8 million (2023: US$42,0 million).
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Accounting policies:

Derivative financial instruments and hedging activities

The Group is exposed to market risks from changes in interest rates, foreign exchange rates and commodity prices. The Group uses derivative instruments to hedge its exposure to these risks. Additionally, there are embedded derivatives that have been bifurcated in certain of the Group’s long-term supply agreements and borrowings.

All derivative financial instruments are initially recognised at fair value and are subsequently stated at fair value at the reporting date. Attributable transaction costs are recognised in the income statement when incurred. Resulting gains or losses on derivative instruments, excluding designated and effective hedging instruments, are recognised in the income statement.

To the extent that a derivative instrument has a maturity period of longer than one year, the fair value of these instruments will be reflected as a non-current asset or liability.

Contracts to buy or sell non-financial items (e.g. gas or electricity) that were entered into and continue to be held for the purpose of the receipt of the non‑financial items in accordance with the Group’s expected purchase or usage requirements are not accounted for as derivative financial instruments. Purchase commitments relating to these contracts are disclosed in note 3.

Hedge accounting

The Group continues to apply the hedge accounting requirements of IAS 39 ‘Financial Instruments: Recognition and Measurement’.

Where a derivative instrument is designated as a cash flow hedge of an asset, liability or highly probable forecast transaction that could affect the income statement, the effective part of any gain or loss arising on the derivative instrument is recognised as other comprehensive income and is classified as a cash flow hedge accounting reserve until the underlying transaction occurs. The ineffective part of any gain or loss is recognised in the income statement. If the hedging instrument no longer meets the criteria for cash flow hedge accounting, expires or is sold, terminated, exercised, or the designation is revoked, then hedge accounting is discontinued prospectively.

If the forecast transaction results in the recognition of a non-financial asset or non-financial liability, the associated gain or loss is transferred from the cash flow hedge accounting reserve, as other comprehensive income, to the underlying asset or liability on the transaction date. If the forecast transaction is no longer expected to occur, then the cumulative balance in other comprehensive income is recognised immediately in the income statement as reclassification adjustments. Other cash flow hedge gains or losses are recognised in the income statement at the same time as the hedged transaction occurs.

Economic hedges

When derivative instruments, including forward exchange contracts, are entered into as fair value hedges, no hedge accounting is applied. All gains and losses on fair value hedges are recognised in the income statement.